SUPPLEMENT DATED DECEMBER 15, 2022

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2022

FOR MANAGED BOND PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2022 for Managed Bond Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, information regarding Scott A. Mather is deleted and replaced with the following in the “Portfolio Manager and Primary Title with Sub-Adviser/Experience with Fund” table:

Mike Cudzil, Managing Director and Portfolio Manager	Since 2022